Exhibit 4.1

EIGHTH SUPPLEMENTAL INDENTURE

EIGHTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of June 21, 2018, among Century Communities, Inc., a Delaware corporation (the “Company”), those companies listed in the Schedule to this Supplemental Indenture (the “Guaranteeing Subsidiaries”), each a subsidiary of the Company, the other Guarantors (as defined in the Indenture referred to herein), and U.S. Bank National Association, as trustee under the Indenture (the “Trustee”).

WITNESSETH

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of May 5, 2014 providing for the issuance of 6.875% Senior Notes due 2022 (the “Securities”), as supplemented by the Supplemental Indenture dated as of December 18, 2014, the Second Supplemental Indenture, dated as of March 13, 2015, the Third Supplemental Indenture, dated as of April 9, 2015, the Fourth Supplemental Indenture, dated as of August 27, 2015, the Fifth Supplemental Indenture, dated as of November 8, 2016, the Sixth Supplemental Indenture, dated as of January 26, 2017, and the Seventh Supplemental Indenture, dated as of October 17, 2017 (as supplemented, the “Indenture”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall each unconditionally guarantee all of the Company’s Obligations under the Securities and the Indenture on the terms and conditions set forth herein (each a “Security Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Company and the Trustee are authorized to execute and deliver this Supplemental Indenture without the consent of the Holders.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the other Guarantors, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Securityholders as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiaries each hereby agree to provide an unconditional Security Guarantee on the terms and subject to the conditions set forth in the Security Guarantee and in the Indenture including but not limited to Article 10 thereof.

3. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Company or any Security Guarantor, as such, will have any liability for any obligations of the Company or the Security Guarantors under the Securities, this Indenture, the Security Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities and the Security Guarantees. The waiver may not be effective to waive liabilities under the federal securities laws.

4. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmissions shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

8. RATIFICATION OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore and hereafter authenticated and delivered shall be bound hereby.

[Signature Pages Follow]

2

CENTURY COMMUNITIES, INC.

By:	/s/ David Messenger
Name: David Messenger Title: Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Philip G. Kane, Jr.
Name: Philip G. Kane, Jr. Title: Vice President

Signature Pages to the Eighth Supplemental Indenture

AUGUSTA POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

AVALON AT INVERNESS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

AVR A, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

AVR B, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

AVR C, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

BEACON POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

BELVEDERE AT RIDGEGATE, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

BENCHMARK BUILDERS NORTH CAROLINA, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BENCHMARK COMMUNITIES, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BLACKSTONE HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

BLUFFMONT ESTATES, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC EAST GARRISON, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC EG BLUFFS, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC EG BUNGALOW, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC EG COURTYARDS, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

BMC EG GARDEN, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC EG GROVE, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC EG TOWNS, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC EG VILLAGE, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC MEADOWOOD II, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC PINE RIDGE, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

BMC PROMISE WAY, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC RANCHO ETIWANDA, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC REALTY ADVISORS, INC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC RED HAWK, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC ROSEMEAD, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC SAGEWOOD, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

BMC SHIELDS LOCAN, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMC TOUCHSTONE, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMCH CALIFORNIA, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMCH NORTH CAROLINA, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMCH TENNESSEE, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

BMCH WASHINGTON, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

BRADBURN VILLAGE HOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CASA ACQUISITION CORP.

By:	/s/ David Messenger
David Messenger Chief Financial Officer

CC COMMUNITIES, LLC

By:	Century Land Holdings, LLC,
its Managing Member

	By:	CCC Holdings, LLC
its Manager

		By:	Century Communities, Inc.
its Manager and Sole Member

			By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CC SOUTHEAST CONSTRUCTORS, LLC

By:	Century Communities, Inc.
its Managing Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CCC HOLDINGS, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CCG CONSTRUCTORS LLC

By:	Century Communities of Georgia, LLC,
its Manager and Sole Member

	By:	Century Communities, Inc.
its Manager and Sole Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

CCG REALTY GROUP LLC

By:	Century Communities of Georgia, LLC, its Manager and Sole Member

	By:	Century Communities, Inc.
its Manager and Sole Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

CCH HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CCSC REALTY GROUP, LLC

By:	Century Communities, Inc. its Managing Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTENNIAL HOLDING COMPANY LLC

By:	Century Communities, Inc., its Managing Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTRAL PARK ROWHOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT ANTHOLOGY, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CENTURY AT ASH MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT AUTUMN VALLEY RANCH, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT BEACON POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CENTURY AT BELLEVIEW PLACE, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT CALEY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT CANDELAS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CENTURY AT CAROUSEL FARMS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT CASTLE PINES TOWN CENTER, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT CLAREMONT RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CENTURY AT COMPARK VILLAGE NORTH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT COMPARK VILLAGE SOUTH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT FOREST MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CENTURY AT HARVEST MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT LANDMARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT LITTLETON VILLAGE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CENTURY AT LITTLETON VILLAGE II, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT LOR, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT LOWRY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CENTURY AT MARVELLA, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT MAYFIELD, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT MIDTOWN, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CENTURY AT MILLENNIUM, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT OAK STREET, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CENTURY AT OBSERVATORY HEIGHTS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT OUTLOOK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT SALISBURY HEIGHTS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CENTURY AT SHALOM PARK, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT SOUTHSHORE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT SPRING VALLEY RANCH, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CENTURY AT STERLING RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT TANGLEWOOD, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT TERRAIN, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CENTURY AT THE GROVE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT THE HEIGHTS, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CENTURY AT VISTA RIDGE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT WILDGRASS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT WOLF RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CENTURY AT WYNDHAM HILL, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY CITY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY COMMUNITIES OF GEORGIA, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY COMMUNITIES OF NEVADA, LLC

By:	Century Communities, Inc. its Sole Managing Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CENTURY COMMUNITIES OF NEVADA REALTY, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY COMMUNITIES OF UTAH, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY COMMUNITIES REALTY OF UTAH, LLC

By:	Century Communities, Inc.
its Manager

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY COMMUNITIES SOUTHEAST, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY GROUP LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CENTURY LAND HOLDINGS, LLC

By:	CCC Holdings, LLC, its Manager

	By:	Century Communities, Inc.
its Manager and Sole Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY LAND HOLDINGS II, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY LAND HOLDINGS OF TEXAS, LLC

By:	Century Communities, Inc. its Sole Managing Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY LAND HOLDINGS OF UTAH, LLC

By:	Century Communities, Inc. its Sole Managing Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CENTURY RHODES RANCH GC, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY TOWNHOMES AT CANDELAS, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY TUSCANY GC, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

CHERRY HILL PARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

COTTAGES AT WILLOW PARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

ENCLAVE AT BOYD PONDS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

ENCLAVE AT CHERRY CREEK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

ENCLAVE AT PINE GROVE, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

ESTATES AT CHATFIELD FARMS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

HEARTH AT OAK MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

HIGHLAND AT WESTBURY, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

HOMETOWN, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

HOMETOWN SOUTH, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

HORIZON BUILDING SERVICES, LLC

By:	Century Land Holdings, LLC
its Managing Member

	By:	CCC Holdings, LLC
its Manager

		By:	Century Communities, Inc.
its Manager and Sole Member

			By:	/s/ David Messenger
David Messenger Chief Financial Officer

LADERA, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

LAKEVIEW FORT COLLINS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

LINCOLN PARK AT RIDGEGATE, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

MADISON ESTATES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

MERIDIAN RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

MONTECITO AT RIDGEGATE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

NEIGHBORHOOD ASSOCIATIONS GROUP, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

PARK 5TH AVENUE DEVELOPMENT CO., LLC

By:	Century Communities, Inc. its Sole Managing Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

PARKWAY FINANCIAL GROUP, LLC

By:	Century Communities, Inc. its Managing Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

PARKWOOD ESTATES, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

PENINSULA VILLAS, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

PRESERVE AT BRIARGATE, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

RED ROCKS POINTE, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

RENAISSANCE AT RIDGEGATE, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

RESERVE AT HIGHPOINTE ESTATES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

RESERVE AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SADDLE ROCK GOLF, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

SADDLEBACK HEIGHTS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SAH HOLDINGS, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SAWGRASS AT PLUM CREEK, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

SAWGRASS AT PLUM CREEK II, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

STETSON RIDGE HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

STONYBRIDGE VILLAS, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

SUMMERLANE VILLAGE, LLC

By:	Horizon Building Services, LLC its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SWMJ CONSTRUCTION, INC.

By:	/s/ David Messenger David Messenger Vice President and Secretary

THE RETREAT AT RIDGEGATE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

THE VERANDA, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

THE VISTAS AT NOR’WOOD, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

THE WHEATLANDS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

UCP, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP BARCLAY III, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP EAST GARRISON, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP HILLCREST HOLLISTER, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP KERMAN, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP MEADOWOOD III, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

UCP QUAIL RUN, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP SAGEWOOD, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP SANTA ANA HOLLISTER, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP SOLEDAD, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

UCP TAPESTRY, LLC

By:	/s/ David Messenger
David Messenger Chief Financial Officer

VENUE AT ARISTA, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

VERONA ESTATES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

VILLAS AT HIGHLAND PARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

VILLAS AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

WATERSIDE AT HIGHLAND PARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

WESTOWN CONDOMINIUMS, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

WESTOWN TOWNHOMES, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

WILDGRASS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to the Eighth Supplemental Indenture

SCHEDULE TO THE EIGHTH SUPPLEMENTAL INDENTURE

THE GUARANTEEING SUBSIDIARIES

Name	State or Other Jurisdiction of Incorporation, Formation, or Organization
Belvedere at Ridgegate, LLC	Colorado
Bluffmont Estates, LLC	Colorado
CC Southeast Constructors, LLC	North Carolina
CCSC Realty Group, LLC	South Carolina
Century at Anthology, LLC	Colorado
Century at Autumn Valley Ranch, LLC	Colorado
Century at Belleview Place, LLC	Colorado
Century at Castle Pines Town Center, LLC	Colorado
Century at Littleton Village II, LLC	Colorado
Century at Shalom Park, LLC	Colorado
Century at Spring Valley Ranch, LLC	Colorado
Century at Tanglewood, LLC	Colorado
Century at the Heights, LLC	Colorado
Century at Wyndham Hill, LLC	Colorado
Century Communities Realty of Utah, LLC	Utah
Century Townhomes at Candelas, LLC	Colorado
Enclave at Pine Grove, LLC	Colorado
Highlands at Westbury, LLC	Colorado
Horizon Building Services, LLC	Colorado
Ladera, LLC	Colorado
Lincoln Park at Ridgegate, LLC	Colorado
Parkway Financial Group, LLC	Colorado
Parkwood Estates, LLC	Colorado
Peninsula Villas, LLC	Colorado
Preserve at Briargate, LLC	Colorado
Red Rocks Pointe, LLC	Colorado
Renaissance at Ridgegate, LLC	Colorado
SAH Holdings, LLC	Colorado
Sawgrass at Plum Creek, LLC	Colorado
Sawgrass at Plum Creek II, LLC	Colorado
Stonybridge Villas, LLC	Colorado
Summerlane Village, LLC	Colorado
SWMJ Construction, Inc.	Texas
The Veranda, LLC	Colorado
Villas at Highland Park, LLC	Colorado